EXHIBIT (d)(1)
NUMBER                                               SHARES
                                                  [           ]

COMMON STOCK                            SEE REVERSE FOR CERTAIN DEFINITIONS

                               [LOGO APPEARS HERE]

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                             CUSIP 289074 10 6


THIS CERTIFIES that



is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF
ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[SEAL OF       Dated:
THE FUND]

/s/ GARY I. LEVINE                      /s/ THOMAS H. DINSMORE
      Treasurer                              Chairman of the Board


Countersigned and Registered:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             Transfer Agent and Registrar

                                                        Authorized Signature

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -- ____Custodian____
TEN ENT - as tenants by the entireties                      (Cust)      (Minor)
                                              under Uniform Gifts to Minors Act
JT TEN - as joint tenants with right
         of survivorship and not as                         Act____________
         tenants in common                                       (State)
        Additional abbreviations may also be used though not in the above list.


     For value received, _____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[                             ]_________________________________________________

________________________________________________________________________________
   Please print or type name and address including postal zip code of assignee.

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ________________________

                                   X:________________________________________
                                                   (Signature)
                                   NOTICE: The signature to this assignment must
                                   correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.